Ivy Funds

Supplement dated October 1, 2020 to the

Ivy Funds Statement of Additional Information

dated July 31, 2020

as supplemented August 24, 2020

Effective October 1, 2020, the Statement of Additional Information is revised as follows:

∎

The first paragraph and accompanying schedule after the chart on page 122 in the section “Investment Advisory and Other Services — Sales Charges for Class A and Class E Shares” are deleted and replaced with the following:

For each Fund except Ivy Global Bond Fund and Ivy Limited-Term Bond Fund:

IDI may pay broker-dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $500,000 ($250,000 for Class E shares) to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

Supplement	Statement of Additional Information	1